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                                                                    EXHIBIT 10.4

                              EMPLOYMENT AGREEMENT

     Made on the 3rd day of April, 1997 by and between Michael Strauss, Inc. dba American Home Mortgage, dba American Brokers Conduit, 12 E. 49th Street, New York, NY, (the "Employer") and Robert Burke, 109-14 Ascan Avenue, Forest Hills, NY 11375, (the "Employee") .

     WHEREAS, the Employer is engaged in business as a mortgage banker; and

     WHEREAS, the Employee seeks employment with the Employer as a Corporate Controller;

     Now, therefore, in consideration of the mutual promises set forth herein,

     IT IS AGREED, by and between the Employer and the Employee as follows:

     1. Employment. The Employer hereby employs the Employee, and the Employee
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hereby accepts employment upon the terms and conditions of this Agreement.

     2. Duties. The Employee shall perform services for the Employer as a
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Corporate Controller, through the precise manner in which those duties are to be performed and their extent and the precise title of the Employee will rest within the sole discretion of the Employer. The Employee shall devote his entire time, attention and energy in furtherance of the business of the Employer, and shall not engage in any other business activity during the term of this Agreement.

     3. Term. The term of this Agreement shall commence on April 21, 1997, and
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shall continue until terminated by either party upon two weeks written notice to the other party.

     4. Compensation. The Employer shall pay the Employee for all services
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rendered a salary of $130,000 per year payable in weekly installments.

     5. Waiver No waiver by the Employer of a breach of any provision this
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Agreement by the Employee shall operate or be construed as a waiver of any subsequent breach by the Employee. No waiver shall be valid unless it is in writing signed by the Employer.

Employer Initials [Initials Appears Here]
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Employee Initials [Initials Appears Here]
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     6. Assignment The Employee acknowledges that his services are unique and
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personal, and that he may not assign his rights or delegate his duties hereunder. This Agreement shall inure to the benefit of any successor or assign of the Employer.

     7. Applicable Law. This Agreement shall be construed in accordance with the
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laws of the State of New York for agreements entered into and to be wholly preformed therein.

     8. Entire Agreement. This Agreement supercedes all prior agreements, and
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contains the entire understanding of the parties hereto. It may only be modified in writing signed by the Employer.

                              Michael Strauss, Inc.
                                    dba American Home Mortgage
                                    dba American Brokers Conduit

                              By: /s/ Michael Strauss
                                  -----------------------------------------
                                  Michael Strauss

                                  /s/ Robert Burke
                                  -----------------------------------------
                                  Robert Burke

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